WANGER ADVISORS TRUST              1999 Annual Report

WANGER 99

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

    WANGER ADVISORS TRUST
    1999 ANNUAL REPORT
    CONTENTS

 2  From Chain Mail To E-Mail
 4  Funds at a Glance
 6  Performance Review
    Wanger U.S. Small Cap
 8  Performance Review
    Wanger International
    Small Cap
10  Performance Review
    Wanger Twenty
12  Performance Review
    Wanger Foreign Forty
14  Statement of Investments
    Wanger U.S. Small Cap
18  Statement of Investments
    Wanger International
    Small Cap
22  Portfolio Diversification
    Wanger International
    Small Cap
23  Statement of Investments
    Wanger Twenty
25  Statement of Investments
    Wanger Foreign Forty
28  Portfolio Diversification
    Wanger Foreign Forty
29  Statements of Assets
    and Liabilities
30  Statements of Operations
31  Statements of Changes in
    Net Assets
32  Financial Highlights
    Wanger U.S. Small Cap
33  Financial Highlights
    Wanger International
    Small Cap
34  Financial Highlights
    Wanger Twenty
35  Financial Highlights
    Wanger Foreign Forty
36  Notes to Financial Statements
38  Report of Independent Auditors
39  Prospectus Supplement


WANGER ASSET MANAGEMENT, L.P. ("WAM") IS ONE OF THE LEADING GLOBAL SMALL-CAP EQUITY MANAGERS IN THE U.S. WITH 29 YEARS OF SMALL-CAP INVESTMENT EXPERIENCE. WAM MANAGES OVER $9 BILLION IN EQUITIES AND IS THE INVESTMENT ADVISER TO WANGER U.S. SMALL CAP, WANGER INTERNATIONAL SMALL CAP, WANGER TWENTY, WANGER FOREIGN FORTY AND THE ACORN FAMILY OF FUNDS.

WAM USES A UNIQUE STYLE OF CATCHING TRENDS WITH SMALL, ATTRACTIVELY PRICED NICHE COMPANIES. FOR MORE COMPLETE INFORMATION ABOUT OUR FUNDS INCLUDING THE ACORN FUNDS, FEES AND EXPENSES, CALL WAM BROKERAGE SERVICES, L.L.C., DISTRIBUTOR, AT 1-800-5-WANGER FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

WANGER 99

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

Wanger Advisors Trust      1999 Annual Report

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FROM CHAIN MAIL TO E-MAIL
A FIVE-MINUTE HISTORY OF THE WORLD


During the early part of the last millennium, the hotbed of ideas that moved civilization forward came from the Steppes of Asia, not the Valley of Silicon. The Western Hemisphere wasn't even on the map at that point, and Europe was an insignificant, rather primitive gang of quarreling principalities at the wrong end of the Eurasian landmass.

The center of power, and the center of civilization, was ruled by Genghis Khan and his children. He and his unstoppable armies created a gigantic empire that spread across Mongolia and China, and included Persia and Russia. Nobody in Europe knew the extent or power of the Mongol Empire until young Marco Polo traveled across Asia in the 1280s. Years later, he returned to his native Venice with a sack of jewels and a pack of tall tales about lands of gigantic, rich cities, an opulent and sophisticated court, and advanced technology. Most of his contemporaries thought he was kidding. Here are two examples of Marco's stories that sounded crazy in 1290, but after a few centuries, changed the world.

ROCKS THAT BURNED

Marco Polo wrote:

      It is a fact that all over the country of Cathay there is a kind of black stone existing in beds in the mountains, which they dig out and burn like firewood. If you supply the fire with them at night, and see that they are well kindled, you will find them still alight in the morning; and they make such capital fuel that no other is used throughout the country. It is true that they have plenty of wood also, but they do not burn it, because those stones burn better and cost less.1

Modern technology is based on burning rocks. The story of the Industrial Revolution is how our lives changed when we learned how to burn coal to run ships and trains, and make electricity for motors and computers. Adopting oil and gas was also part of the story. As The Economist put it, "Coal was to power Britain's industrial revolution, and, later, as steam-powered machinery spread, the first steps in its agricultural revolution too. ... Today's oil-driven world and tomorrow's driven by who knows what owe their birth to coal."2

MONEY THAT GROWS ON TREES

In Medieval Europe, coins made of gold and silver were scarce and often of questionable quality. Marco Polo reported how Kublai Khan turned tree bark into money:

      The Emperor's Mint then is in this same City of Cambaluc [Beijing today], and the way it is wrought is such that you might say he hath the Secret of Alchemy in perfection, and you would be right! For he makes his money after this fashion.

      He makes them take the bark of a certain tree, in fact the Mulberry Tree, the leaves of which are the food of the silkworms, -- these trees being so numerous that whole districts are full of them. ...

      ... All these pieces of paper are issued with as much solemnity and authority as if they were of pure gold or silver.

      And the Khan causes every year to be made such a vast quantity of this money, which costs him nothing, that it must equal in amount all the treasure of the world.3

That's right folks, the Chinese invented the Fed. China's first version of paper money appeared in 1024. In contrast, 13th century European governments were weak, with poor communications, primitive legal systems, and no fiscal policy above the level of extortion. Europe's first attempt at paper money came 400 years later when Johan Palmstruch founded the Stockholm Banco in 1656. His was a private company that intended to issue paper money, enjoying royal privileges in return for a royal cut. After sustained lobbying and a public-relations effort that would be impressive today, an issue of bank notes followed in 1661. But the venture over-reached

Wanger Advisors Trust      1999 Annual Report

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itself, issued too many notes and crashed disastrously in 1667. Palmstruch was disgraced and - fickle government - was sentenced to death.4

Paper money has had a mixed career since, with a number of disastrous hyper-inflationary episodes. The test of a modern government's strength and sense is, like Kublai Khan's, the ability to issue credible paper money. "Strong government" has been another central theme of the last two centuries, with both beneficial and destructive results.

History from Marco Polo to Alan Greenspan mainly explains how the language of the Internet turned out to be English instead of Turkish, Chinese, or Arabic.5 Marco Polo was a 13th century primitive visiting a superior civilization. Five hundred years later, the tides reversed. Europe adopted coal, paper money, printing, gunpowder and the magnetic compass from China, and went on to build technology, wealth and power. China preferred stability and stagnation. Europe had taken control of the world by the end of the 19th century.

History hasn't ended yet. The European empires dissolved in the 20th century. Asia, no longer stagnant, now has many countries that fully match Western wealth and technology.

Is there a message here for investors? We already know that everything changes with time. Venice, Constantinople, and Cordoba now exist as outdoor museums where tourists come to admire their 13th century glory. England was a minor province for some French kings then; no one in the 13th century would have put the English on a world power list. In the same way, stocks have had their times of leadership followed by stagnation or extinction. One hundred years ago, the best stock in the United States was the Pennsylvania Railroad. Later favorites would include GM, U.S. Steel, RCA, Sears, DuPont, Schlumberger, and IBM, all of which are still around but not what they once were. A few have had longevity:
GE, Merck.

Will current favorites fade? Wal-Mart without Sam and Microsoft without billg might well. Many of the new Internet companies will suffer the biggest massacre of naifs since the Children's Crusade. Will new companies become favorites? Of course. We will try to find some of them. Our small-company, global approach ought to keep working. The next seven hundred years look very promising.



Photo of: Ralph Wanger
Ralph Wanger
Chief Investment Officer
Wanger Asset Management, L.P.



--------------------------------------------------------------------------------

1  The Travels Of Marco Polo, Yule-Cordier edition, p. 442.
   Dover Publications, 1993, a republication of a 1903 version.

2  The Economist, December 31, 1999, p. 75.

3  The Travels Of Marco Polo, op. cit, p. 442.

4  The Economist, op. cit, p. 91.

5 If you need an Internet Service Provider (ISP) in one of these languages, Startec Global has one for you.

Wanger Advisors Trust      1999 Annual Report
FUNDS AT A GLANCE

--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP
RESULTS TO DECEMBER 31, 1999

                                          Last 12
                            4th quarter    months

WANGER U.S. SMALL CAP             17.8%     25.1%
Russell 2000                      18.4%     21.3%
S & P MidCap 400                  17.2%     14.7%
S & P 500                         14.9%     21.0%


WANGER U.S. SMALL CAP N.A.V. AS OF 12/31/99: $24.88

The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a mainly small-company index. The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. All indexes are unmanaged and returns include reinvested dividends.


--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP TOP 5 INDUSTRIES
As a % of net assets, as of 12/31/99
Information                                 48.4%
Energy/Minerals                             13.4%
Finance                                     10.7%
Health Care                                  9.1%
Industrial Goods/Services                    4.9%

--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP TOP 10 HOLDINGS
Micros Systems      8.0%
Information systems for restaurants and hotels

MidAmerican Energy  6.4%
Growth utility

RCN Corporation     4.8%
Metro market CLEC: Voice, video and Internet services

Lincare Holdings    4.5%
Home health care services

Telephone and
Data Systems        4.1%
Cellular and telephone services

Kronos              3.4%
Labor management solutions

Sykes Enterprises   3.3%
Call center services

Aspect
Communications      3.1%
Call center equipment

National Data       2.9%
Credit card and health
claims processor

First Health Group  2.7%
PPO network

--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP
RESULTS TO DECEMBER 31, 1999

                                          Last 12
                            4th quarter    months

WANGER INTERNATIONAL SMALL CAP     57.4%  126.4%
EMI (World ex-US)                   9.1%   23.5%
EAFE                               17.0%   27.0%
Lipper International
   Small-Cap Funds Avg.            32.3%   75.4%
Lipper International Funds Avg.    25.7%   40.8%

WANGER INTERNATIONAL SMALL CAP N.A.V. AS OF 12/31/99: $43.67

The EMI is Salomon Brothers' index of the bottom 20% of institutionally investable capital of countries, as selected by Salomon, excluding the U.S. EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an unmanaged index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. The Lipper International Small-Cap Funds Average is calculated from the performance of a group of small-cap international funds. For the fourth quarter and 12-month periods above, the group consisted of 74 and 70 funds, respectively. The Lipper International Funds Average is an average of all international funds tracked by Lipper, excluding the international small-cap funds. This group consisted of 658 and 618 funds for the fourth quarter and 12 months, respectively. All indexes are unmanaged and returns include reinvested dividends.

--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP TOP 5 COUNTRIES
As a % of net assets, as of 12/31/99
Sweden                                      15.2%
Singapore                                   11.4%
Japan                                       10.2%
Netherlands                                  8.9%
France                                       7.0%

--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP TOP 10 HOLDINGS
Icon Medialab       5.0%
Web site development-Sweden

Omni Industries     4.2%
Electronic manufacturing services-Singapore

Star Cruises        4.0%
Cruise line-Singapore

Trans Cosmos        3.8%
Information technology services and investments-Japan

Information Highway 3.2%
Internet consulting-Sweden

Datacraft Asia      2.9%
Network integrator-Singapore

Li & Fung           2.6%
Sourcing of consumer
goods-Hong Kong

Talentum            2.3%
Trade journals and Internet services-Finland

Class Editori       2.2%
Newspapers and on-line
financial data-Italy

Prosodie            2.1%
Automated call centers-France

Wanger Advisors Trust      1999 Annual Report

FUNDS AT A GLANCE

--------------------------------------------------------------------------------
WANGER TWENTY
RESULTS TO DECEMBER 31, 1999

                            4th quarter  Life of Fund

WANGER TWENTY                     17.7%         34.3%
Russell 2000                      18.4%         19.7%
S & P MidCap 400                  17.2%         19.4%
S & P 500                         14.9%         16.2%

WANGER TWENTY N.A.V. AS OF 12/31/99: $13.43

Life of Fund performance for Wanger Twenty is from inception (2/1/99) through 12/31/99. The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a mainly small-company index. The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. All indexes are unmanaged and returns include reinvested dividends.

--------------------------------------------------------------------------------
WANGER TWENTY TOP 5 INDUSTRIES
As a % of net assets, as of 12/31/99
Information                                 35.0%
Consumer Goods/Services                     18.9%
Finance                                     17.7%
Energy/Minerals                             10.3%
Health Care                                 10.3%

--------------------------------------------------------------------------------
WANGER TWENTY TOP 10 HOLDINGS
First Health        7.0%
PPO network

AmeriCredit         7.0%
Auto lending

Liberty Media Group,
AT&T                6.6%
Cable and satellite programming

AES Corporation     6.0%
Power plants

RCN                 5.8%
Metro market CLEC: Voice,
video and Internet services

McLeod USA          5.6%
Super regional CLEC:
Local, long distance
and Internet services

SEI Investments     5.5%
Mutual fund administration

Telephone and
Data Systems        5.4%
Cellular and telephone services

H&R Block           4.6%
Tax preparation

MidAmerican Energy  4.4%
Growth utility

--------------------------------------------------------------------------------
Each fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statements of Investments for complete lists of a fund's holdings, including those described under Performance Review.


--------------------------------------------------------------------------------
WANGER FOREIGN FORTY
RESULTS TO DECEMBER 31, 1999

                         4th quarter Life of Fund

WANGER FOREIGN FORTY           57.9%        83.9%
EAFE                           17.0%        27.3%
SSB Cap Range $2-10B           10.8%        27.0%
Lipper International
   Funds Index                 24.7%        37.8%

WANGER FOREIGN FORTY N.A.V. AS OF 12/31/99: $18.39

Life of Fund performance for Wanger Foreign Forty is from inception (2/1/99) through 12/31/99. EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an unmanaged widely recognized international benchmark that comprises 20 major markets in Europe, Australia, and the Far East. The SSB Cap Range $2-10B is Salomon Smith Barney's two to 10 billion U.S. dollar security market capitalization subset of its Broad Market Index. It represents a mid-cap developed market index, excluding the U.S. The Lipper International Funds Index measures the performance of the 30 largest non-U.S. funds tracked by Lipper. All indexes are unmanaged and returns include reinvested dividends.


--------------------------------------------------------------------------------
WANGER FOREIGN FORTY TOP 5 COUNTRIES
AS A % OF NET ASSETS, AS OF 12/31/99
United Kingdom                              20.8%
Italy                                        8.8%
Singapore                                    7.8%
Japan                                        7.3%
Spain                                        6.3%
--------------------------------------------------------------------------------

WANGER FOREIGN FORTY TOP 10 HOLDINGS
--------------------------------------------------------------------------------

Star Cruises          5.3%
Cruise line-Singapore

Softbank Corporation  5.0%
Internet services/investment holding-Japan

Jazztel               4.2%
Telecommunication and data services-Spain

Audiofina             3.9%
Media conglomerate-Belgium

Celestica             3.9%
Electronic manufacturing services-Canada

Global TeleSystems    3.5%
Telecommunications provider-United States

Airtours              3.2%
Packaged tour vacations-
United Kingdom

Logica                3.1%
Computer software & services-
United Kingdom

Editoriale L'Espresso 3.1%
Newspapers and
magazines-Italy

Energis               2.9%
Telecommunication services-
United Kingdom

Wanger Advisors Trust      1999 Annual Report

PERFORMANCE REVIEW     WANGER U.S. SMALL CAP

Your Fund outperformed the stock market indexes both large and small in 1999. Wanger U.S. Small Cap returned 25.1% last year, beating the small-cap Russell 2000's 21.3% return and the large-cap S&P 500's 21.0% return. Most of our performance came in the final quarter of the year, when Wanger U.S. Small Cap gained 17.8%, the Russell 2000 gained 18.4%, and the S&P 500 was up 14.9%.

   Technology and telephones were our biggest winners. Tech stocks roared all year, ending 1999 with a deafening crescendo. Our top holding, Micros Systems (a management systems company for restaurants and hotels), more than doubled in price to become the largest position in your Fund. Aspect, a call-center technology provider, was another tech winner.

   Internet stocks continued to climb as concept stocks, ignoring fusty ideas such as profitability. Our Internet plays included RCN (rcn.com), up 170%, TV Guide (TV web portal), up 265%, and Project Software (mro.com), up 170%. Some Internet magic also rubbed off on our wireless telephone stocks (Telephone and Data Systems and Price Communications), as investors realized cellular phones will be the newest way to surf the Web.

   Our insurance stocks were disappointing. Our two worst-performing stocks were UICI and Acceptance Insurance, both caught with their reserves down in the fourth quarter. Both stocks overshot to the downside and currently trade at prices that we believe offer favorable risk/reward tradeoffs.

   The investing world has recently fixated on growth vs. value stocks, forgetting the small-cap, large-cap feud. We are pleased that small caps have been outperforming large caps since last April. We are optimistic that small caps will continue their good showing in the year 2000. After all, why do you think they call the small-cap index the Russell 2000?


Photo of: Robert A. Mohn
ROBERT A. MOHN
Portfolio Manager
Wanger U.S. Small Cap

Wanger Advisors Trust      1999 Annual Report

Graphic of: Squirrel art.

WANGER U.S. SMALL CAP                       RESULTS TO DECEMBER 31, 1999


The Value of a $10,000 Investment in
Wanger U.S. Small Cap

TOTAL RETURN FOR EACH PERIOD
MAY 3, 1995 THROUGH DECEMBER 31, 1999

Line Chart:
                     WANGER U.S. SMALL CAP      Russell 2000
5/3/95               10000                      10000
12/31/95             11600                      11808
12/31/96             17004                      13756
12/31/97             22005                      16830
12/30/98             23916                      16404
12/31/99             29909                      20247

AVERAGE ANNUAL
TOTAL RETURN
1 year: 25.06%
3 Years: 20.71%
Life: 26.44%


--------------------------------------------------------------------------------
This graph compares the results of $10,000 invested in Wanger U.S. Small Cap on May 3,1995 (the date the Fund began operations) through December 31, 1999 with the Russell 2000 with dividends and capital gains reinvested. The beginning date of the Russell 2000 is as of May 3, 1995. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

Wanger Advisors Trust      1999 Annual Report

PERFORMANCE REVIEW   WANGER INTERNATIONAL SMALL CAP

Wanger International Small Cap enjoyed a record year. Our gain of 126% was more than double our nearest benchmark (the Lipper International Small Cap Funds Index had a return of 63%) and we ranked first of the 126 funds in the Lipper Variable Annuity International Funds category for the 1-year period ended 12/31/99.

   As we mentioned in the previous report, our overweight position in Asian markets drove our performance through June. Japanese stocks rose 116%, Singapore 130% and Malaysian names were up 105% through June 30. In the second half of the year, it was Europe's turn. Our French stocks were up 129%, German names increased 140%, and in Sweden we saw gains of 204%. In several Asian markets, small caps outperformed large caps during the period, but the reverse was true in Europe.

   As our returns illustrate, we did a number of things well in 1999. We picked the right sectors and the right stocks and we were able to do this while maintaining the high level of diversification that is a cornerstone of our investment strategy.

   In Asia our two winning themes were outsourced manufacturing (largely in Hong Kong and Singapore) and technology (mostly in Japan). Omni Industries and Venture Manufacturing both scored gains of 200% or more and made $15 million for the Fund. Trans Cosmos and Datacraft were up even more with Trans Cosmos, a Japanese Internet conglomerate, up fifteen fold for a gain of nearly $15 million. Credit for these picks goes to Wanger Asset Management's Roger Edgley and Michael King.

   In Europe, our most lucrative stock picks were in Internet consulting and in media. Peter's close eye on Sweden got us into their world-class Internet consulting stocks early. We are now following this theme into other markets. Looking forward, we will continue to strive to invest in international companies that are niche leaders.


Photo of: Marcel P. Houtzager
MARCEL P. HOUTZAGER
Lead Portfolio Manager


Photo of: Peter Zaldivar
PETER ZALDIVAR
Co-Portfolio Manager

Wanger Advisors Trust      1999 Annual Report

Graphic of: Squirrel art.

WANGER INTERNATIONAL SMALL CAP              RESULTS TO DECEMBER 31, 1999


THE VALUE OF A $10,000 INVESTMENT IN
WANGER INTERNATIONAL SMALL CAP


TOTAL RETURN FOR EACH PERIOD
MAY 3, 1995 THROUGH DECEMBER 31, 1999

Line Chart:

                WANGER INTERNATIONAL                EMI
                           SMALL CAP     (World ex-U.S.)
5/3/95                         10000              10000
12/31/95                       13450              10123
12/31/96                       17755              10855
12/31/97                       17496               9835
12/31/98                       20352              11030
12/31/99                       46072              13619




AVERAGE ANNUAL
TOTAL RETURN
1 year: 126.37%
3 Years: 37.42%
Life: 38.70%

--------------------------------------------------------------------------------
This graph compares the results of $10,000 invested in Wanger International Small Cap on May 3,1995 (the date the Fund began operations) through December 31, 1999 with the EMI (World ex-U.S.), with dividends and capital gains reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

Wanger Advisors Trust      1999 Annual Report

PERFORMANCE REVIEW     WANGER TWENTY

Wanger Twenty finished 1999 up 34.3%, outperforming the 19.4% S&P MidCap 400 return and the S&P 500's 16.2% gain for the period beginning February 1 and ending December 31, 1999. Looking back on the fund's first 10 months, we are pleased with our start and we thank our shareholders for the confidence they showed as initial investors.

   Several stocks contributed to Wanger Twenty's performance. The biggest winners were our telecommunications stocks. Telephone and Data Systems, a cellular phone and personal communication services provider, rose 138% during the 10 months following the company's announcement of the sale of its Aerial Communications subsidiary to Voicestream Wireless. RCN, a competitive local exchange carrier (CLEC), gained 74% as investors (including Paul Allen, co-founder of Microsoft and owner of the Portland Trail Blazers) realized the value of its residential local phone, cable, and data networks.

Another telecommunications stock, McLeod USA, gained 62% for the Fund during the period. McLeod, like RCN, is a CLEC, but provides services to businesses rather than residential communities. Other strong performing stocks included Liberty Media, up 119% for the period, and AES Corp, an independent power producer, up 106%.

   Losers came from the insurance industry, a tough area for investors despite low valuations. UICI, an insurance and specialty finance company, and Progressive, an auto insurer, both had disappointing years. We felt a recovery in this sector was imminent but we now believe there are better opportunities elsewhere.

   Our success in these first months is largely due to the collaborative efforts of the Wanger Asset Management research team. Our sincere thanks go to Ralph Wanger, Chuck McQuaid, Rob Mohn, Laura McKenna, Jason Selch, and Ben Andrews.


Photo of: John H. Park
JOHN H. PARK
Co-Portfolio Manager

Photo of: Mark H. Yost
MARK H. YOST
Co-Portfolio Manager

Wanger Advisors Trust      1999 Annual Report

Graphic of: Squirrel art.

WANGER TWENTY                               RESULTS TO DECEMBER 31, 1999

THE VALUE OF A $10,000 INVESTMENT IN
WANGER TWENTY

TOTAL RETURN FOR THE PERIOD
FEBRUARY 1 THROUGH DECEMBER 31, 1999

Line chart:
                WAMGER TWENTY         S & P MidCap 400
2/1/99                  10000                    10000
3/31/99                 10530                     9741
4/30/99                 12150                    10509
5/31/99                 12220                    10555
6/30/99                 12530                    11120
7/31                    12510                    10884
8/31                    11420                    10511
9/30                    11410                    10186
10/31                   12250                    10705
11/30                   12510                    11267
12/31                   13430                    11937


--------------------------------------------------------------------------------
This graph compares the results of $10,000 invested in Wanger Twenty on February 1, 1999 through December 31, 1999, to the S&P MidCap 400 Index, with dividends and capital gains reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.


TOTAL RETURN
4th qtr: 17.70%
Life of Fund: 34.30%

Wanger Advisors Trust      1999 Annual Report

PERFORMANCE REVIEW     WANGER FOREIGN FORTY


Wanger Foreign Forty was up 83.9% for the 10-month period ended December 31, 1999, more than double the returns of the Salomon Smith Barney Cap Range $2-10 Billion Index (+24%), the EAFE (+ 27%) and the Lipper International Funds Index (+38%). Launched on February 1, 1999, we are very pleased with the Fund's strong beginning and hope that our shareholders are too.

   Much of the gain for the period came in the fourth quarter as the Fund advanced 57.9% on the strength of our information technology (IT) stocks. There was no slowing of the Fund's largest position, Softbank. Up a staggering 1,169% for the 10-month period, this Japanese Internet company was an obvious winner for the portfolio. Spain's Jazztel, a telecommunications services company, was up 311% for the period and was also among the Fund's top performers. Benefiting from Internet-related services, two Italian publishing names -- Editoriale L'Espresso (+266%) and SEAT Pagine Gialle (+204%) -- posted strong gains.

   On the downside, Mapfre Vida, a Spanish life insurance company, fell out of favor with investors. We view this as a solid business with strong prospects, a stance that its parent company seems to agree with. As of the writing of this report, the parent has announced plans to buy out minority shareholders at a premium price.

   Looking forward, we believe we are well positioned in areas where mid-caps have the right balance of scale, financial strength, and entrepreneurial spirit, to be leaders. These industry groups include emerging telecommunication services, IT services, outsourcing services and media. In addition, the valuation gap between large- and mid-cap stocks is working in our favor, allowing us to pick up high-quality names at good prices.


Photo of: Marcel P. Houtzager
MARCEL P. HOUTZAGER
Co-Portfolio Manager


Photo of: Roger Edgley
ROGER EDGLEY
Co-Portfolio Manager

Wanger Advisors Trust      1999 Annual Report

WANGER FOREIGN FORTY                        RESULTS TO DECEMBER 31, 1999


THE VALUE OF A $10,000 INVESTMENT IN
WANGER FOREIGN FORTY

TOTAL RETURN FOR EACH PERIOD
FEBRUARY 1 THROUGH DECEMBER 31, 1999

Line Chart:
                WANGER FOREIGN FORTY            EAFE
2/1/99                         10000           10000
3/31/99                        10190           10169
4/30/99                        10620           10581
5/31/99                        10480           10036
6/30                           11350           10428
7/31                           11650           10738
8/31                           11800           10777
9/30                           11650           10885
10/31                          12160           11293
11/30                          14530           11685
12/31                          18390           12734



--------------------------------------------------------------------------------
This graph compares the results of $10,000 invested in Wanger Foreign Forty on February 1, 1999 through December 31, 1999, to the EAFE Index, with dividends and capital gains reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.


TOTAL RETURN
4th qtr: 57.85%
Life of Fund: 83.90%

Wanger Advisors Trust      1999 Annual Report

WANGER U.S. SMALL CAP                  STATEMENT OF INVESTMENTS DECEMBER 31,1999

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
         COMMON STOCKS-89.5%

         INFORMATION-48.4%
--------------------------------------------------------------------------------
         BROADCASTING-1.3%
250,600  Data Transmission Network (b)                                $4,322,850
         Data Services for Farmers
 18,000  Young Broadcasting (b)                                          918,000
         Television Stations
--------------------------------------------------------------------------------
                                                                       5,240,850

--------------------------------------------------------------------------------
         TELEVISION PROGRAMMING-1.8%
128,400  TV Guide (b)                                                  5,521,200
         TV Program Guides & Programming
 36,900  Classic Communications (b)                                    1,349,156
         Cable Television in Rural Areas
--------------------------------------------------------------------------------
                                                                       6,870,356

--------------------------------------------------------------------------------
         RADIO-0.2%
 36,300  Salem Communications (b)                                        821,287
         Radio Stations for Religious Programming

--------------------------------------------------------------------------------
         TELEPHONE SERVICES-6.1%
389,500  RCN (b)                                                      18,890,750
         Metro Market CLEC: Voice, Video &
         Data Services
 94,300  Commonwealth Telephone (b)                                    4,986,113
         Rural Market CLEC: Local, Long Distance &
         Internet Services
--------------------------------------------------------------------------------
                                                                      23,876,863

--------------------------------------------------------------------------------
         MOBILE COMMUNICATIONS-7.2%
128,000  Telephone and Data Systems                                   16,128,000
         Cellular & Telephone Services
234,500  COMARCO (b) (c)                                               5,510,750
         Wireless Network Testing
173,400  Price Communications (b)                                      4,822,688
         Cellular Telephone Services
 73,000  Diversinet (b)                                                1,606,000
         Wireless PKI Security
--------------------------------------------------------------------------------
                                                                      28,067,438




--------------------------------------------------------------------------------
Number of                                                                  Value
Shares


--------------------------------------------------------------------------------
         TELECOMMUNICATIONS EQUIPMENT-3.1%
305,900  Aspect Communications (b)                                   $11,968,337
         Call Center Equipment

--------------------------------------------------------------------------------
         BUSINESS INFORMATION/MARKETING SERVICES-2.7%
194,300  CACI International (b)                                        4,396,037
         Technology Services for Government
 56,700  Getty Images (b)                                              2,771,212
         Photographs for Publications &
         Electronic Media
151,000  PRIMEDIA (b)                                                  2,491,500
         Specialty Magazines & Other Publications
122,500  Telespectrum Worldwide (b)                                      872,813
         Call Center Services
--------------------------------------------------------------------------------
                                                                      10,531,562

--------------------------------------------------------------------------------
         BUSINESS SOFTWARE-3.0%
501,300  JDA Software Group (b)                                        8,208,787
         Applications Software & Services for Retailers
 63,000  Project Software (b)                                          3,496,500
         Enterprise Maintenance Software
--------------------------------------------------------------------------------
                                                                      11,705,287

--------------------------------------------------------------------------------
         TRANSACTION PROCESSORS-2.9%
338,300  National Data                                                11,481,056
         Credit Card & Health Claims Processor

--------------------------------------------------------------------------------
         COMPUTER HARDWARE/RELATED SYSTEMS-12.3%
423,500  Micros Systems (b)                                          31,339,000
         Information Systems for Restaurants & Hotels
222,900  Kronos (b)                                                   13,374,000
         Labor Management Solutions
129,000  American Power Conversion (b)                                 3,402,375
         Uninterruptible Power Systems
--------------------------------------------------------------------------------
                                                                      48,115,375

--------------------------------------------------------------------------------
         SEMICONDUCTORS/RELATED EQUIPMENT-1.4%
232,000  Galileo Technology (b)                                        5,597,000
         Semiconductors for Networking Equipment


See accompanying notes to financial statements.

Wanger Advisors Trust      1999 Annual Report

WANGER U.S. SMALL CAP                  STATEMENT OF INVESTMENTS DECEMBER 31,1999

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         CONTRACT MANUFACTURING-0.1%
  9,000  Applied Power                                                  $330,750
         Electronic Enclosures & Industrial Products

--------------------------------------------------------------------------------
         GAMING EQUIPMENT-0.6%
113,000  International Game Technology                                 2,295,312
         Slot Machines & Progressive Jackpots

--------------------------------------------------------------------------------
         COMPUTER SERVICES-4.7%
294,900  Sykes Enterprises (b)                                        12,938,737
         Call Center Services
630,000  Aztec Technology Partners (b)                                 2,874,375
         Technology Staffing Services
151,700  Computer Task Group                                           2,247,056
         Application Development & Staffing Services
 16,600  Meta Group (b)                                                  315,400
         IT Publications & Consulting Services
--------------------------------------------------------------------------------
                                                                      18,375,568

--------------------------------------------------------------------------------
         CONSUMER SOFTWARE-0.2%
 88,000  3DO Company (b)                                                 800,250
         Entertainment Software

--------------------------------------------------------------------------------
         INTERNET RELATED-0.8%
122,000  Online Resources (b)                                          2,028,250
         Internet Banking
 20,000  Radware (b)                                                     862,500
         Internet Infrastructure/Internet Traffic
--------------------------------------------------------------------------------
                                                                       2,890,750

--------------------------------------------------------------------------------
         INFORMATION-TOTAL                                           188,968,041

         HEALTH CARE-9.1%
--------------------------------------------------------------------------------
         BIOTECHNOLOGY/DRUG DELIVERY-1.1%
 55,000  Myriad Genetics (b)                                           2,530,000
         Gene Discovery & Diagnostic Products
 45,100  Genome Therapeutics (b)                                         727,238
         Gene Discovery Services



--------------------------------------------------------------------------------
Number of                                            Value
Shares


--------------------------------------------------------------------------------
         BIOTECHNOLOGY/DRUG DELIVERY-1.1% (CONT)
 31,000  Genset (b)                                                     $590,938
         Genomics
 39,000  Synaptic Pharmaceuticals (b)                                    263,250
         Receptor Targeted Drug Design
 32,500  Genzyme Molecular Oncology Division (b)                         227,500
         Gene Expression Technology & Cancer Drugs
--------------------------------------------------------------------------------
                                                                       4,338,926

--------------------------------------------------------------------------------
         SERVICES-8.0%
504,000  Lincare Holdings (b)                                         17,482,500
         Home Health Care Services
386,000  First Health (b)                                             10,373,750
         PPO Network
552,700  Magellan Health Services (b)                                  3,488,919
         Mental Health Services
--------------------------------------------------------------------------------
                                                                      31,345,169

--------------------------------------------------------------------------------
         HEALTH CARE-TOTAL                                            35,684,095

         CONSUMER GOODS/SERVICES-1.5%
--------------------------------------------------------------------------------
         NONDURABLES-0.2%
 91,700  NuSkin Enterprises (b)                                          831,031
         Personal Care/Herbal Products

--------------------------------------------------------------------------------
         RETAIL-0.7%
50,500   Whole Foods Market (b)                                        2,341,938
         Natural Food Supermarkets
45,000   MotherNature.com (b)                                            329,063
         Healthy Living E-Commerce
--------------------------------------------------------------------------------
                                                                       2,671,001

--------------------------------------------------------------------------------
         CASINOS-0.2%
115,200  Monarch Casino & Resort (b)                                     604,800
         Casino/Hotel in Reno

See accompanying notes to financial statements.

Wanger Advisors Trust      1999 Annual Report

WANGER U.S. SMALL CAP                 STATEMENT OF INVESTMENTS DECEMBER 31, 1999

--------------------------------------------------------------------------------
Number of                                            Value
Shares



--------------------------------------------------------------------------------
         CONSUMER SERVICES-0.4%
112,000  ITT Educational Services (b)                                 $1,729,000
         Technology Oriented Post Secondaty
         Degree Programs

--------------------------------------------------------------------------------
         CONSUMER GOODS/SERVICES-TOTAL                                 5,835,832

         FINANCE-10.7%
--------------------------------------------------------------------------------
         BANKS/SAVINGS & LOANS-1.5%
 82,000  Texas Regional Bancshares                                     2,378,000
         TexMex Bank
 79,500  Peoples Bank Bridgeport                                       1,679,438
         Connecticut Savings & Loan
 51,400  Chittenden                                                    1,522,725
         Vermont & West Massachusetts Bank
 11,000  TCF Financial                                                   273,625
         Great Lakes Bank
--------------------------------------------------------------------------------
                                                                       5,853,788

--------------------------------------------------------------------------------
         FINANCE COMPANIES-2.7%
509,400  AmeriCredit (b)                                               9,423,900
         Auto Lending
232,000  World Acceptance (b)                                          1,116,500
         Personal Loans
--------------------------------------------------------------------------------
                                                                      10,540,400

--------------------------------------------------------------------------------
         INSURANCE-4.3%
586,600  UICI (b)                                                      6,195,963
         Health Insurance
 21,000  Markel (b)                                                    3,255,000
         Specialty Insurance
403,900  Acceptance Insurance (b)                                      2,347,669
         Crop Insurance
 92,000  Leucadia National                                             2,127,500
         Insurance Holding Company



--------------------------------------------------------------------------------
Number of                                                                  Value
Shares


--------------------------------------------------------------------------------
         INSURANCE-4.3% (CONT)
 66,000  Protective Life                                              $2,099,625
         Life/Dental Insurance
 30,000  Terra Nova                                                      900,000
         Specialty Insurance
--------------------------------------------------------------------------------
                                                                      16,925,757

--------------------------------------------------------------------------------
         MONEY MANAGEMENT-2.2%
 51,000  SEI Investments                                               6,069,797
         Mutual Fund Administration
167,700  Baker Fentress                                                2,379,244
         Closed-End Investment Company
--------------------------------------------------------------------------------
                                                                       8,449,041

--------------------------------------------------------------------------------
         FINANCE-TOTAL                                                41,768,986

         INDUSTRIAL GOODS/SERVICES-4.9%
--------------------------------------------------------------------------------
         MACHINERY-0.1%
 48,700  Farr (b)                                                        474,825
         Filters

--------------------------------------------------------------------------------
         STEEL-0.5%
192,400  Atchison Casting (b)                                          1,755,650
         Steel Foundries

--------------------------------------------------------------------------------
         SPECIALTY CHEMICALS-0.7%
189,600  Lilly Industries, Cl. A                                       2,547,750
         Industrial Coatings

--------------------------------------------------------------------------------
         OTHER INDUSTRIAL SERVICES-3.6%
412,100  Insurance Auto Auctions  (b)                                  6,490,575
         Auto Salvage Services
516,400  Wackenhut, Cl. B                                              5,325,375
         Prison Management
198,000  Labor Ready                                                   2,400,750
         Temporary Manual Labor
--------------------------------------------------------------------------------
                                                                      14,216,700

--------------------------------------------------------------------------------
         INDUSTRIAL GOODS/SERVICES-TOTAL                              18,994,925

See accompanying notes to financial statements.

Wanger Advisors Trust      1999 Annual Report

WANGER U.S. SMALL CAP                 STATEMENT OF INVESTMENTS DECEMBER 31, 1999

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares


         ENERGY/MINERALS- 13.4%
--------------------------------------------------------------------------------
         INDEPENDENT POWER-7.1%
737,600  MidAmerican Energy                                          $24,847,900
         Growth Utility
 38,000  AES Corporation (b)                                           2,840,500
         Power Plants
--------------------------------------------------------------------------------
                                                                      27,688,400

--------------------------------------------------------------------------------
         OIL/GAS PRODUCERS-2.1%
688,900  Tesoro Petroleum (b)                                          7,965,406
         Oil Refinery/Gas Reserves

--------------------------------------------------------------------------------
         DISTRIBUTION/MARKETING/REFINING-4.2%
304,100  Dynegy                                                        7,393,431
         Natural Gas; Electric Processing & Marketing
137,000  Equitable Resources                                           4,572,375
         Natural Gas Utility & Producer
223,000  Atmos Energy                                                  4,557,563
         Natural Gas Utility
--------------------------------------------------------------------------------
                                                                      16,523,369

--------------------------------------------------------------------------------
         ENERGY/MINERALS-TOTAL                                        52,177,175

         OTHER INDUSTRIES-1.5%
--------------------------------------------------------------------------------
         REAL ESTATE-0.6%
 47,000  The Rouse Company                                               998,750
         Shopping Malls
 25,900  Gaylord Entertainment (b)                                       775,381
         Opryland Hotel & Other Assets
 25,000  Cornerstone Properties                                          365,625
         Downtown Office Buildings
 21,400  Consolidated Tomoka                                             272,850
         Daytona Beach Area
--------------------------------------------------------------------------------
                                                                       2,412,606



--------------------------------------------------------------------------------
Principal Amount or                                                        Value
Number of Shares


--------------------------------------------------------------------------------
         TRANSPORTATION-0.9%
174,000  Hub Group (b)                                                $3,480,000
         Freight Forwarder

--------------------------------------------------------------------------------
         OTHER INDUSTRIES-TOTAL                                        5,892,606

TOTAL COMMON STOCKS-89.5%                                            349,321,660
--------------------------------------------------------------------------------
(COST:  $272,240,922)

SHORT-TERM OBLIGATIONS-11.2%
--------------------------------------------------------------------------------
$19,944,000      Associates First Capital 4.00%
                 Maturing 01/03/00                                    19,939,568
 15,000,000      AT&T Corporation 3.50%
                 Maturing 01/07/00                                    14,991,250
  9,000,000      Abbott Laboratories 3.75%
                 Maturing 01/13/00                                     8,988,750
--------------------------------------------------------------------------------
(AMORTIZED COST: $43,919,568)                                         43,919,568


TOTAL INVESTMENTS-100.7%                                             393,241,228
--------------------------------------------------------------------------------
(COST:  $316,160,490)

CASH AND OTHER ASSETS LESS LIABILITIES- (0.7%)                       (2,531,755)
--------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                               $390,709,473
================================================================================

    NOTES TO STATEMENT OF INVESTMENTS:

(a) At December 31, 1999, for federal income tax purposes, cost of investments was $316,759,044 and net unrealized appreciation was $75,482,184 consisting of gross unrealized appreciation of $116,915,906 and gross unrealized depreciation of $40,433,722.

(b) Non-income producing security.

(c) On December 31, 1999, the fund held 5.47% of the outstanding voting shares of COMARCO. The aggregate cost and value of investments in this company at December 31, 1999, was $4,123,854 and $5,510,750, respectively. The market value of this security represents 1.14% of the total net assets at December 31, 1999. There were no purchases, proceeds from sales of dividends received from this company during the year ended December 31, 1999.

See accompanying notes to financial statements.

Wanger Advisors Trust      1999 Annual Report

WANGER INTERNATIONAL SMALL CAP        STATEMENT OF INVESTMENTS DECEMBER 31, 1999

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
         COMMON STOCKS-97.4%

         EUROPE-51.5%
--------------------------------------------------------------------------------
         GERMANY/AUSTRIA-2.0%
 80,000  GFK (b)                                                      $3,220,320
         Market Research
 18,000  Dialog Semiconductor (b)                                      1,331,401
         Custom Semiconductors for Cell Phones
 70,000  Entrium (b)                                                   1,070,756
         Telephone & Internet Bank
 15,000  Austria Technologies                                            769,858
         Printed Circuit Board Manufacturer
--------------------------------------------------------------------------------
                                                                       6,392,335

--------------------------------------------------------------------------------
         NETHERLANDS-8.9%
300,000  Detron Group (b)                                              6,460,767
         Computer Services for Telcos
151,818  Computer Service Solutions (b)                                3,941,777
         Computer Services
100,000  Versatel (b)                                                  3,522,225
         Telecom Services for Business Parks
120,000  Unique International                                          2,475,621
         Temporary Employment
107,500  UCC Holding (b)                                               2,428,700
         Offshore Surveying
 60,000  Fugro                                                         2,228,059
         Offshore Surveying
 80,000  Hunter Douglas                                                2,173,716
         Decorative Window Coverings
 40,353  Endemol Entertainment                                         2,166,503
         Game Show Producer
 51,666  Kempen                                                        2,053,766
         Stock Brokerage/Investment Management
 13,000  Fox Kids Europe (b)                                             166,148
         Cartoons
--------------------------------------------------------------------------------
                                                                      27,617,282



--------------------------------------------------------------------------------
Number of                                                                  Value
Shares


--------------------------------------------------------------------------------
         FINLAND-2.9%
290,000  Talentum                                                     $7,033,381
         Trade Journals & Internet Services
100,000  PMJ Automec                                                   1,174,411
         Automated Electronics Assemby Equipment
 25,000  F-Secure (b)                                                    729,604
         Security Software
--------------------------------------------------------------------------------
                                                                       8,937,396

--------------------------------------------------------------------------------
         NORWAY-2.8%
168,200  Enitel (b)                                                    5,023,957
  3,100  Enitel Warrants 10/26/04 (b)                                     19,869
         Telecommunication Services
500,000  Visma (b)                                                     3,733,620
         Business Software for Ships
--------------------------------------------------------------------------------
                                                                       8,777,446

--------------------------------------------------------------------------------
         SWEDEN-15.2%
450,000  Icon Medialab (b)                                            15,651,254
         Internet Consulting
 60,000  Information Highway                                           9,940,662
         Internet Consulting
100,000  Modern Times Group (b)                                        4,958,581
         TV, Newspapers & Electronic Commerce
247,000  Mandator                                                      3,685,917
         Computer Services/Consulting
250,000  Semcon                                                        2,937,548
         Technical Consultant
 15,000  Framtidsfabriken (b)                                          2,714,294
         Internet Consulting
 60,000  Connecta (b)                                                  2,044,533
         Internet Consulting
 55,000  IBS (b)                                                       1,544,563
         Business Software
300,000  Micronic Laser Systems (b)                                    1,339,522
         Electronics Production Equipment



See accompanying notes to financial statements.

Wanger Advisors Trust      1999 Annual Report

WANGER INTERNATIONAL SMALL CAP        STATEMENT OF INVESTMENTS DECEMBER 31, 1999

--------------------------------------------------------------------------------
Number of                                            Value
Shares


--------------------------------------------------------------------------------
         SWEDEN-15.2% (CONT)
 50,000  Entra Data (b)                                               $1,280,771
         Business Software
 32,000  Effnet Group (b)                                              1,146,819
         Telecommunications Equipment
--------------------------------------------------------------------------------
                                                                      47,244,464

--------------------------------------------------------------------------------
         FRANCE-7.0%
 23,800  Prosodie                                                      6,653,624
         Automated Call Centers
 17,000  FI System (b)                                                 5,166,601
         Internet Consulting
 15,000  Fininfo                                                       3,773,813
         Data Feeds for French Banks & Brokers
 40,000  Ipsos (b)                                                     3,304,854
         Market Research
 35,196  Cegedim                                                       2,479,365
         Medical Market Research
 23,600  Genset (b)                                                      449,875
         Genomics
--------------------------------------------------------------------------------
                                                                      21,828,132

--------------------------------------------------------------------------------
          UNITED KINGDOM-5.6%
600,000   Informa Group (b)                                            5,898,194
          Business Information Provider
1,000,000 Taylor Nelson                                                4,418,395
          Market Research Services
500,000   Hogg Robinson                                                1,958,795
          Corporate Travel Management
250,000   Photobition Group                                            1,330,769
          Production of Graphics for Exhibits
 16,000   Baltimore Technologies                                       1,324,711
          Security Software
129,000   Edinburgh Fund Managers (b)                                  1,106,602
          Investment Management



--------------------------------------------------------------------------------
Number of                                                                  Value
Shares


--------------------------------------------------------------------------------
         UNITED KINGDOM-5.6% (CONT)
 75,000  Bloomsbury Publishing (b)                                      $986,869
         Publishing
295,000  Chloride Group                                                  464,658
         Electrical Equipment Manufacturer/Retailer
135,500  Electronics Boutique                                            101,789
         Videogame/Computer Software Stores
--------------------------------------------------------------------------------
                                                                      17,590,782

--------------------------------------------------------------------------------
         SPAIN/PORTUGAL-2.7%
150,000  Mapfre Vida                                                   3,456,812
         Life Insurance/Mutual Funds
200,000  Prosegur                                                      1,789,290
         Security Guards
 30,000  PT Multimedia (Portugal) (b)                                  1,704,858
         Cable & Satellite Operator
100,000  Filmes Lusomundo (Portugal) (b)                               1,408,890
         Newspapers, Radio, Video, Film Distribution
--------------------------------------------------------------------------------
                                                                       8,359,850

--------------------------------------------------------------------------------
         SWITZERLAND-0.3%
    500  Bachem                                                          801,736
         Drug Manufacturer

--------------------------------------------------------------------------------
         ITALY-4.1%
400,000  Class Editore                                                 6,963,942
         Newspapers & On-Line Financial Data
150,000  Banca Pop Commercia e Industria                               5,283,338
 12,500  Banca Pop Commercia e Industria                                 396,250
         New Shares
         Regional Bank
--------------------------------------------------------------------------------
                                                                      12,643,530

--------------------------------------------------------------------------------
         EUROPE-TOTAL                                                160,192,953



See accompanying notes to financial statements.

Wanger Advisors Trust      1999 Annual Report

WANGER INTERNATIONAL SMALL CAP        STATEMENT OF INVESTMENTS DECEMBER 31, 1999

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares


         ASIA-28.9%
--------------------------------------------------------------------------------
         HONG KONG-2.6%
328,000  Li & Fung                                                    $8,227,954
         Sourcing of Consumer Goods

--------------------------------------------------------------------------------
         JAPAN-10.2%
 28,000  Trans Cosmos                                                 11,941,700
         Information Technology Services & Investments
 28,000  Moshi Moshi Hotline                                           3,861,880
         Telemarketing
 11,800  Drake Beam Morin                                              3,843,686
         Employment Outplacement Services
 15,500  Nichii Gakkan                                                 3,030,862
  7,750  Nichii Gakkan New (b)                                         1,515,431
         Health Care Services
 22,000  Pasona Softbank                                               1,747,432
         Temporary Employment Services
 16,000  Venture Link                                                  1,385,112
         Retail Franchises
  6,000  C-Two Network                                                 1,355,766
         Discount Food Retailer
  7,500  Don Quijote                                                   1,173,824
         Retail Franchises
 46,300  Nichiei                                                       1,005,439
         Commercial Lender
 12,100  Wilson Learning                                                 591,803
         Corporate Training
 40,000  Optex                                                           395,187
         Industrial Sensors
--------------------------------------------------------------------------------
                                                                      31,848,122

--------------------------------------------------------------------------------
         TAIWAN-1.9%
500,000  Systex                                                        3,409,272
         Systems Integrator & Internet Services
400,000  Hitron Technology (b)                                         2,396,050
         Network Integration & Internet Services
--------------------------------------------------------------------------------
                                                                       5,805,322



--------------------------------------------------------------------------------
Number of                                            Value
Shares


--------------------------------------------------------------------------------
           MALAYSIA-0.3%
388,000    Computer Systems Advisor                                     $878,117
           Systems Integration & Software Services

--------------------------------------------------------------------------------
           SINGAPORE-11.4%
7,200,000  Omni Industries                                            13,055,539
           Contract Electronics Manufacturer
1,210,400  Star Cruises                                               12,346,080
           Cruise Line
1,080,941  Datacraft Asia                                              8,971,810
           Network Integrator
100,000    Venture Manufacturing                                       1,146,803
           Electronic Manufacturing Services
--------------------------------------------------------------------------------
                                                                      35,520,232

--------------------------------------------------------------------------------
           SOUTH KOREA-2.5%
240,000    S1 Corporation                                              4,142,668
           Home/Business Security Services
 10,000    Cheil Jedang                                                1,153,677
           Consumer Staples
 15,000    Cheil Communications                                        1,134,742
           Advertising
 70,000    Comtec Systems                                                949,362
           Computer Services
 84,614    Korea Technology Investment Corp. (b)                         516,402
           Venture Capital
--------------------------------------------------------------------------------
                                                                       7,896,851

--------------------------------------------------------------------------------
           ASIA-TOTAL                                                 90,176,598

           LATIN AMERICA-4.8%
--------------------------------------------------------------------------------
           MEXICO-2.0%
1,000,000  Corp Interamericana                                         3,994,723
           de Entretenimiento (b)
           Special Events and Live Entertainment
1,600,000  Grupo Continental                                           2,330,343
           Beverages
--------------------------------------------------------------------------------
                                                                       6,325,066



See accompanying notes to financial statements.

Wanger Advisors Trust      1999 Annual Report

WANGER INTERNATIONAL SMALL CAP        STATEMENT OF INVESTMENTS DECEMBER 31, 1999

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
           BRAZIL-2.8%
300,000    Globo Cabo (b)                                             $5,400,000
           Cable Television
100,000    Tele Celular                                                3,175,000
           Mobile Communications
--------------------------------------------------------------------------------
                                                                       8,575,000

--------------------------------------------------------------------------------
           LATIN AMERICA-TOTAL                                        14,900,066

           OTHER COUNTRIES-12.2%
--------------------------------------------------------------------------------
           AUSTRALIA-4.5%
800,000    ERG                                                         4,493,880
           Smart Card Systems for Public Transportation
1,750,000  Powertel (b)                                                3,081,330
           Telecommunications Provider
500,000    Keycorp (b)                                                 2,690,415
           Smart Card Technology
750,000    AAPT (b)                                                    2,567,228
           Telecommunications Provider
800,000    Powerlan (b)                                                  777,888
           Computer Services
200,000    BMC Media.com (b)                                             381,060
           Advertising
--------------------------------------------------------------------------------
                                                                      13,991,801

--------------------------------------------------------------------------------
           CANADA-5.8%
154,000    MDSI Mobil Data Solutions (b)                               3,965,500
           Wireless Software
200,000    Penn West Petroleum (b)                                     3,906,250
           Oil & Gas Producer
635,000    AltaGas Services (b)                                        2,634,126
           Natural Gas Gatherer and Processor
120,000    Corus Entertainment (b)                                     2,447,456
           CATV Programming & Radio Stations
250,000    Ulster Petroleum (b)                                        2,221,032
           Oil & Gas Producer



--------------------------------------------------------------------------------
Principal Amount or                                                        Value
Number of Shares


--------------------------------------------------------------------------------
           CANADA-5.8% (CONT)
200,000    Rand A Technology (b)                                      $1,922,013
           Value Added Reseller of CAD/CAM Software
 43,000    Teklogix International (b)                                    869,573
           Wireless Logistics Tracking Systems
--------------------------------------------------------------------------------
                                                                      17,965,950

--------------------------------------------------------------------------------
           UNITED STATES-0.1%
 50,000    Azurix (b)                                                    446,875
           Owner & Operator of Water Utilities

--------------------------------------------------------------------------------
           ISRAEL-1.8%
194,000    Galileo Technology (b)                                      4,680,250
           Communications Semiconductors
 20,000    Radware (b)                                                   862,500
           Internet Infrastructure & Internet Traffic
--------------------------------------------------------------------------------
                                                                       5,542,750

--------------------------------------------------------------------------------
           OTHER-TOTAL                                                37,947,376

TOTAL COMMON STOCKS-97.4%                                            303,216,993
--------------------------------------------------------------------------------
(COST: $ 151,878,149)

SHORT-TERM OBLIGATION-2.5%
--------------------------------------------------------------------------------
$7,822,000  Associates First Capital 4.00%
            Maturing 01/03/00                                          7,820,261
--------------------------------------------------------------------------------
(AMORTIZED COST: $7,820,261)

TOTAL INVESTMENTS-99.9%                                              311,037,254
--------------------------------------------------------------------------------
(COST: $ 159,698,410)

CASH AND OTHER ASSETS LESS LIABILITIES-0.1%                              293,718
--------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                               $311,330,972
================================================================================

    NOTES TO STATEMENT OF INVESTMENTS:

(a) At December 31, 1999, for federal income tax purposes, cost of investments was $159,712,819 and net unrealized appreciation was $151,324,435 consisting of gross unrealized appreciation of $158,483,012 and gross unrealized depreciation of $7,158,577.

(b) Non-income producing security.

(c) At December 31, 1999, $85,778,525 or 27.6% of the Fund's net assets was denominated in the Euro currency.


See accompanying notes to financial statements.

Wanger Advisors Trust      1999 Annual Report

WANGER INTERNATIONAL SMALL CAP       PORTFOLIO DIVERSIFICATION DECEMBER 31, 1999


AT DECEMBER 31, 1999 THE FUND'S PORTFOLIO OF INVESTMENTS AS A
PERCENTAGE OF NET ASSETS WAS DIVERSIFIED AS FOLLOWS:


                                Value      Percent
--------------------------------------------------
INFORMATION
Telephone Services        $41,531,732        13.3%
Computer Services          33,295,096        10.7
Internet Related           25,475,063         8.2
Publishing                 21,351,663         6.9
Business Software          20,777,549         6.7
Business Information &
   Marketing Services      17,434,506         5.6
Contract Manufacturing     14,202,342         4.6
Semiconductors &
   Related Equipment        7,351,173         2.4
Transaction Processors      7,184,295         2.3
Advertising                 4,439,596         1.4
Domestic Consumer Software  3,965,500         1.3
Telecom                     3,522,225         1.1
Radio                       2,447,456         0.8
Telecommunications
   Equipment                2,396,049         0.8
Television Programming      2,332,652         0.7
Computer Hardware &
   Related Equipment        2,009,221         0.6
Mobile Communications         869,573         0.3
TV Broadcasting               381,060         0.1
--------------------------------------------------
                          210,966,751        67.8

--------------------------------------------------
HEALTH CARE
Health Care Services        4,546,293         1.5
Biotechnology/Drug Delivery   449,875         0.1
--------------------------------------------------
                            4,996,168         1.6

--------------------------------------------------
CONSUMER GOODS/SERVICES
Travel                     14,304,875         4.6
Entertainment               8,971,810         2.9
Consumer Services           8,137,391         2.6
Food                        2,509,443         0.8
Beverages                   2,330,343         0.8
Durable Goods               2,173,716         0.7
Retail                      1,275,612         0.4
--------------------------------------------------
                           39,703,190        12.8



                                Value      Percent
--------------------------------------------------
FINANCE
Banks                      $6,750,345         2.2%
Insurance                   3,456,812         1.1
Brokerage                   2,053,766         0.7
Money Management            1,623,005         0.5
Finance Companies           1,005,439         0.3
--------------------------------------------------
                           14,889,367         4.8

--------------------------------------------------
INDUSTRIAL GOODS/SERVICES
Outsourcing &
   Training Services       14,240,298         4.6
Industrial Services         3,843,686         1.2
Machinery                   1,174,410         0.4
Electrical Components       1,165,045         0.4
Specialty Chemicals           801,736         0.2
--------------------------------------------------
                           21,225,175         6.8

--------------------------------------------------
ENERGY/MINERALS
Oil/Gas Producers           6,127,282         2.0
Oil Services                4,862,185         1.5
--------------------------------------------------
                           10,989,467         3.5

--------------------------------------------------
OTHER
Regulated Utilities           446,875         0.1
--------------------------------------------------


--------------------------------------------------
TOTAL COMMON STOCKS       303,216,993        97.4

--------------------------------------------------
SHORT-TERM OBLIGATION       7,820,261         2.5


--------------------------------------------------
CASH AND OTHER ASSETS
   LESS LIABILITIES           293,718         0.1

--------------------------------------------------
NET ASSETS               $311,330,972       100.0%

==================================================



See accompanying notes to financial statements.

Wanger Advisors Trust      1999 Annual Report

WANGER TWENTY                         STATEMENT OF INVESTMENTS DECEMBER 31, 1999

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
         COMMON STOCKS-92.2%

         Information-35.0%
--------------------------------------------------------------------------------
         TELEVISION PROGRAMMING-6.6%
  7,600  Liberty Media Group, AT&T (b)                                  $431,300
         CATV & Satellite Dish Programming

--------------------------------------------------------------------------------
         TELEPHONE SERVICES-11.3%
  7,800  RCN (b)                                                         378,300
         Metro Market CLEC:Voice, Video &
         Internet Services
  6,200  McLeod USA, Inc. (b)                                            365,025
         Super Regional CLEC: Local, Long Distance &
         Internet Services
--------------------------------------------------------------------------------
                                                                         743,325

--------------------------------------------------------------------------------
         MOBILE COMMUNICATIONS-5.4%
  2,800  Telephone and Data Systems                                      352,800
         Cellular & Telephone Franchises

--------------------------------------------------------------------------------
         BUSINESS INFORMATION-4.6%
  6,900  H&R Block                                                       301,875
         Tax Preparation

--------------------------------------------------------------------------------
         TRANSACTION PROCESSORS-3.6%
  7,000  National Data                                                   237,562
         Credit Card & Health Claims Processor

--------------------------------------------------------------------------------
         INSTRUMENTATION-3.5%
  6,000  Tektronix                                                       233,250
         Analytical Instruments

--------------------------------------------------------------------------------
         INFORMATION-TOTAL                                             2,300,112

         HEALTH CARE-10.3%
--------------------------------------------------------------------------------
         SERVICES-10.3%
 17,000  First Health (b)                                                456,875
         PPO Network
  6,300  Lincare Holdings (b)                                            218,531
         Home Health Care Services

--------------------------------------------------------------------------------
         HEALTH CARE-TOTAL                                               675,406


Number of                                                                  Value
Shares


         Consumer Goods/Services-18.9%
--------------------------------------------------------------------------------
         FURNITURE-3.9%
 11,000  Herman Miller                                                  $253,000
         Office Furniture

--------------------------------------------------------------------------------
         MANUFACTURERS-3.7%
  9,000  Jones Apparel (b)                                               244,125
         Women's Apparel

--------------------------------------------------------------------------------
         CRUISE LINES-3.2%
  4,300  Royal Caribbean Cruises                                         212,044
         Cruises to Caribbean & Alaska

--------------------------------------------------------------------------------
         CASINOS-4.0%
 10,000  Harrah's Entertainment (b)                                      264,375
         Casinos & Riverboats

--------------------------------------------------------------------------------
         OTHER INDUSTRIAL SERVICES-4.1%
 22,000  ServiceMaster                                                   270,875
         Facilities Management

--------------------------------------------------------------------------------
         CONSUMER GOODS/SERVICES-TOTAL                                 1,244,419

         FINANCE-17.7%
--------------------------------------------------------------------------------
         FINANCE COMPANIES-6.9%
 24,500  AmeriCredit (b)                                                 453,250
         Auto Lending

--------------------------------------------------------------------------------
         INSURANCE-5.4%
  3,000  Progressive                                                     219,375
         Auto Insurance
 12,800  UICI (b)                                                        135,200
         Insurance/Specialty Finance
--------------------------------------------------------------------------------
                                                                         354,575

--------------------------------------------------------------------------------
         MONEY MANAGEMENT-5.4%
  3,000  SEI Investments                                                 357,047
         Mutual Fund Administration

--------------------------------------------------------------------------------
         FINANCE-TOTAL                                                 1,164,872



See accompanying notes to financial statements.

Wanger Advisors Trust      1999 Annual Report

WANGER TWENTY                         STATEMENT OF INVESTMENTS DECEMBER 31, 1999

--------------------------------------------------------------------------------
Principal Amount or                                                        Value
Number of Shares


         ENERGY/MINERALS-10.3%
--------------------------------------------------------------------------------
         INDEPENDENT POWER-10.3%
  5,200  AES Corporation (b)                                            $388,700
         Power Plants
  8,500  MidAmerican Energy                                              286,344
         Growth Utility

--------------------------------------------------------------------------------
         ENERGY/MINERALS-TOTAL                                           675,044

TOTAL COMMON STOCKS-92.2%                                              6,059,853
--------------------------------------------------------------------------------
(COST: $5,290,334)

SHORT-TERM OBLIGATIONS-6.6%
--------------------------------------------------------------------------------
$325,000  Associates First Capital 4.00%                                 324,928
          Maturing 01/03/00
 108,000  State Street Bank Repurchase                                   108,000
          Agreement, 2.00%, Maturing 01/03/00;
          12/31/99 Agreement Collateralized
          by U.S. Treasury Notes
--------------------------------------------------------------------------------
(AMORTIZED COST: $432,928)                                               432,928

TOTAL INVESTMENTS-98.8 %                                               6,492,781
--------------------------------------------------------------------------------
(COST: $5,723,262)

CASH AND OTHER ASSETS LESS LIABILITIES-1.2%                               77,350
--------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                                 $6,570,131
================================================================================


     Notes to Statement of Investments:

(a) At December 31, 1999, for federal income tax purposes, cost of investments was $5,737,245 and net unrealized appreciation was $755,536 consisting of gross unrealized appreciation of $1,228,678 and gross unrealized depreciation of $473,142.

(b)  Non-income producing security.


See accompanying notes to financial statements.

Wanger Advisors Trust      1999 Annual Report

WANGER FOREIGN FORTY                  STATEMENT OF INVESTMENTS DECEMBER 31, 1999

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
         COMMON STOCKS AND OTHER EQUITY-LIKE
         SECURITIES-86.3%

         EUROPE-56.5%
--------------------------------------------------------------------------------
         GERMANY-1.4%
    600  MobilCom                                                        $51,324
         Telecommunications Services
    900  Rhoen Klinikum                                                   33,059
         Hospital Management
--------------------------------------------------------------------------------
                                                                          84,383

--------------------------------------------------------------------------------
         BELGIUM-3.9%
  3,000  Audiofina                                                       226,429
         Television Broadcaster

--------------------------------------------------------------------------------
         NETHERLANDS-5.1%
  1,500  Getronics                                                       119,554
         Computer Services
  1,512  ASR Verzekeringsgrp                                              96,165
         Insurance
  2,600  Hunter Douglas                                                   70,646
         Decorative Window Coverings
  1,000  Fox Kids Europe (b)                                              12,781
         Programming/Cartoons
--------------------------------------------------------------------------------
                                                                         299,146

--------------------------------------------------------------------------------
         FINLAND-1.0%
    800  Comptel (b)                                                      56,227
         Telephone Billing Software

--------------------------------------------------------------------------------
         SWEDEN-2.4%
  2,000  Netcom (b)                                                      140,532
         Telecommunication Services

--------------------------------------------------------------------------------
         FRANCE-3.7%
    700  Atos (b)                                                        115,952
         Computer Services/Transaction Processing
    200  M6 Metropole TV                                                  99,025
         Television Broadcaster
--------------------------------------------------------------------------------
                                                                         214,977



--------------------------------------------------------------------------------
Number of                                                                  Value
Shares


--------------------------------------------------------------------------------
         UNITED KINGDOM-20.8%
 30,000  Airtours                                                       $184,167
         Packaged Tour Vacations
  7,000  Logica                                                          180,597
         Computer Software & Services
  3,500  Energis (b)                                                     168,158
         Telecommunication Services
 40,000  St. James Capital                                               142,810
         Life Insurance
  7,000  Sema Group                                                      125,977
         Computer Software & Services
 10,000  Carlton Communications                                           97,415
         Television Broadcaster
    750  NTL (b)                                                          93,563
         Voice, Video & Data Services
  5,000  WPP Group                                                        79,240
         Advertising
  8,000  Thus (b)                                                         50,145
         Telecommunication Services
  1,500  Serco Group                                                      47,072
         Facilities Management
  9,000  Bodycote                                                         43,473
         Materials Technology & Metal Processing
--------------------------------------------------------------------------------
                                                                       1,212,617

--------------------------------------------------------------------------------
         IRELAND-1.9%
 12,000  Irish Life & Permanent                                          113,516
         Insurance & Savings Products

--------------------------------------------------------------------------------
         SPAIN-6.3%
  3,750  Jazztel (b)                                                     244,219
         Telecommunication Services
  4,000  Indra Sistemas                                                   75,074
         Computer Services
  2,000  Mapfre Vida                                                      46,091
         Life Insurance/Mutual Funds
--------------------------------------------------------------------------------
                                                                         365,384



See accompanying notes to financial statements.

Wanger Advisors Trust      1999 Annual Report

WANGER FOREIGN FORTY                  STATEMENT OF INVESTMENTS DECEMBER 31, 1999

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         SWITZERLAND-1.2%
     15  Cie Fin Richemont                                               $35,842
         Luxury Goods, Tobacco & Pay TV
     20  Pargesa Holdings                                                 32,698
         Industrial & Media Conglomerate
--------------------------------------------------------------------------------
                                                                          68,540

--------------------------------------------------------------------------------
         ITALY-8.8%
 15,236  Editoriale L'Espresso                                           176,173
         Newspapers & Magazines
 12,000  Banca Fideuram                                                  142,016
         Life Insurance/Mutual Funds
 25,000  SEAT Pagine Gialle                                               82,018
         Yellow Pages Publisher
 20,000  Saipem                                                           72,256
         Offshore Construction
  3,000  Autogrill                                                        37,738
         Restaurants & Catering for Travelers
--------------------------------------------------------------------------------
                                                                         510,201

--------------------------------------------------------------------------------
         EUROPE-TOTAL                                                  3,291,952

         ASIA-17.4%
--------------------------------------------------------------------------------
         HONG KONG-2.3%
 15,000  SmarTone Telecom                                                 72,361
         Mobile Telecommunications
100,000  Pacific Century Insurance (b)                                    60,140
         Life Insurance
--------------------------------------------------------------------------------
                                                                         132,501

--------------------------------------------------------------------------------
         JAPAN-7.3%
    300  Softbank                                                        287,000
         Internet Services/Investment Holdings
    500  Nintendo                                                         83,048
         Video Games
    150  Shohkoh Fund                                                     59,351
         Commercial Lender
--------------------------------------------------------------------------------
                                                                         429,399



Principal Amount or                                                        Value
Number of Shares


--------------------------------------------------------------------------------
         SINGAPORE-7.8%
 30,000  Star Cruises                                                   $306,000
         Cruise Line
 13,000  Venture Manufacturing                                           149,084
         Electronic Manufacturing Services
--------------------------------------------------------------------------------
                                                                         455,084

--------------------------------------------------------------------------------
         ASIA-TOTAL                                                    1,016,984

         OTHER COUNTRIES-12.4%
--------------------------------------------------------------------------------
         CANADA-5.7%
  4,000  Celestica (b)                                                   223,451
         Electronic Manufacturing Services
  3,000  Canadian Natural Resources (b)                                   73,113
         Oil & Gas Producer
  2,000  Power Financial                                                  33,185
         Financial Services Holding Company
--------------------------------------------------------------------------------
                                                                         329,749

--------------------------------------------------------------------------------
         ISRAEL-2.4%
  4,000  Amdocs (b)                                                      138,000
         Telecommunications Billing & Customer
         Care Software

--------------------------------------------------------------------------------
         UNITED STATES-4.3%
$149,000 Global TeleSystems, 5.75% Cv.                                   199,101
         Note Due 7/1/10
         Telecommunications Services
  6,000  Azurix (b)                                                       53,625
         Owner/Operator of Water Utilities
--------------------------------------------------------------------------------
                                                                         252,726

--------------------------------------------------------------------------------
         OTHER-TOTAL                                                     720,475



See accompanying notes to financial statements.

Wanger Advisors Trust      1999 Annual Report

WANGER FOREIGN FORTY                  STATEMENT OF INVESTMENTS DECEMBER 31, 1999

--------------------------------------------------------------------------------
Principal                                                                  Value
Amount



TOTAL COMMON STOCKS AND
OTHER EQUITY-LIKE SECURITIES-86.3%                                    $5,029,411
--------------------------------------------------------------------------------
(COST: $3,383,399)

SHORT-TERM OBLIGATION-5.3%
--------------------------------------------------------------------------------
$306,000 Associates First Capital 4.00%
         Maturing 01/03/00                                               305,932
--------------------------------------------------------------------------------
(AMORTIZED COST: $305,932)

TOTAL INVESTMENTS-91.6%                                                5,335,343
--------------------------------------------------------------------------------
(COST: $ 3,689,331)

CASH AND OTHER ASSETS LESS LIABILITIES-8.4%                              490,785
--------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                                 $5,826,128
================================================================================



     Notes to Statement of Investments:

(a) At December 31, 1999, for federal income tax purposes, cost of investments was $3,696,293 and net unrealized appreciation was $1,639,050 consisting of gross unrealized appreciation of $1,749,711 and gross unrealized depreciation of $110,661.

(b)  Non-income producing security.

(c) At December 31, 1999, $1,870,263 or 32.1% of the Fund's net assets was denominated in the Euro currency.



See accompanying notes to financial statements.

Wanger Advisors Trust      1999 Annual Report

WANGER FOREIGN FORTY                 PORTFOLIO DIVERSIFICATION DECEMBER 31, 1999


AT DECEMBER 31, 1999 THE FUND'S PORTFOLIO OF INVESTMENTS AS A
PERCENTAGE OF NET ASSETS WAS DIVERSIFIED AS FOLLOWS:


                                Value      Percent
--------------------------------------------------
INFORMATION
Telephone Services           $564,538         9.7%
Computer Services             542,080         9.3
Publishing                    463,173         7.9
TV Broadcasting               422,868         7.3
Telecom                       244,219         4.2
Instrumentation               199,101         3.4
Contract Manufacturing        149,084         2.6
Business Software             138,000         2.4
CATV                           93,563         1.6
Advertising                    79,240         1.3
Business Information &
   Marketing Services          75,074         1.3
Television Programming         12,781         0.2
--------------------------------------------------
                            2,983,721        51.2

--------------------------------------------------
HEALTH CARE
Hospital Management            33,059         0.6

--------------------------------------------------
CONSUMER GOODS/SERVICES
Travel                        490,167         8.4
International Consumer
   Software                    83,048         1.4
Durable Goods                  70,646         1.2
Leisure Products               56,227         1.0
Restaurants                    37,738         0.7
Entertainment                  35,842         0.6
--------------------------------------------------
                              773,668        13.3

--------------------------------------------------
FINANCE
Insurance                     491,909         8.4
Money Management              142,016         2.4
Investment Companies           59,350         1.0
Closed-End Funds               32,698         0.6
--------------------------------------------------
                              725,973        12.4






                                Value      Percent
--------------------------------------------------
INDUSTRIAL GOODS/SERVICES
Electrical Components        $223,451         3.8%
Outsourcing and
   Training Services           47,072         0.8
Industrial Materials           43,473         0.8
--------------------------------------------------
                              313,996         5.4

--------------------------------------------------
ENERGY/MINERALS
Oil/Gas Producers              73,113         1.3
Oil Services                   72,256         1.2
--------------------------------------------------
                              145,369         2.5

--------------------------------------------------
OTHER
Regulated Utilities            53,625         0.9


--------------------------------------------------
TOTAL COMMON STOCKS AND
   OTHER EQUITY-LIKE
   SECURITIES               5,029,411        86.3


--------------------------------------------------
SHORT-TERM OBLIGATION         305,932         5.3

--------------------------------------------------
TOTAL INVESTMENTS           5,335,343        91.6

--------------------------------------------------
CASH AND OTHER ASSETS
   LESS LIABILITIES           490,785         8.4

--------------------------------------------------
NET ASSETS                 $5,826,128       100.0%

==================================================


See accompanying notes to financial statements.

Wanger Advisors Trust      1999 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES                DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                           WANGER           WANGER           WANGER           WANGER
                                                                   U.S. SMALL CAP    INTERNATIONAL           TWENTY          FOREIGN
                                                                                         SMALL CAP                             FORTY
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value  (cost: Wanger U.S. Small Cap
   $316,160,490;                                                     $393,241,228     $311,037,254       $6,492,781       $5,335,343
   Wanger International Small Cap $159,698,410;
   Wanger Twenty $5,723,262; Wanger Foreign
   Forty $3,689,331)
Cash                                                                           61          190,820              403           43,463
Organization costs                                                          6,711            6,711               --               --
Receivable for:
   Securities sold                                                             --        1,746,099          407,406          261,554
   Fund shares sold                                                       656,862          583,431           52,950          236,116
   Dividends and interest                                                  26,648          144,335            2,296            7,225
Other assets                                                                3,409            4,785               64               31
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                       393,934,919      313,713,435        6,955,900        5,883,732

LIABILITIES AND NET ASSETS
Payable for:
   Securities purchased                                                 2,990,622           19,605          359,108           43,488
   Fund shares redeemed                                                   195,033        2,281,870           13,357             --
   Amount owed to advisor                                                   8,844            7,107            9,017              152
   Other                                                                   30,947           73,881            4,287           13,964
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                    3,225,446        2,382,463          385,769           57,604
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding                     $390,709,473     $311,330,972       $6,570,131       $5,826,128
====================================================================================================================================
Fund shares outstanding                                                15,704,298        7,128,362          489,305          316,780
====================================================================================================================================
PRICING OF SHARES
Net asset value, offering price and redemption
   price per share                                                         $24.88           $43.67           $13.43           $18.39
====================================================================================================================================
ANALYSIS OF NET ASSETS
Paid-in capital                                                      $264,394,492     $120,767,930       $5,520,471       $3,780,585
Undistributed net realized gain on sales of
   investments and foreign currency transactions                       48,752,400       39,225,530          280,141          401,583
Net unrealized appreciation of investments and foreign
   currency transactions (net of unrealized PFIC gains
   of $5,826 for Wanger Foreign Forty)                                 77,080,738      151,337,512          769,519        1,640,182
Undistributed net investment income                                       481,843             --               --              3,778
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding                     $390,709,473     $311,330,972       $6,570,131       $5,826,128



See accompanying notes to financial statements.

                                       29

Wanger Advisors Trust      1999 Annual Report

STATEMENTS OF OPERATIONS
                                                                       WANGER            WANGER            WANGER            WANGER
                                                               U.S. SMALL CAP     INTERNATIONAL            TWENTY     FOREIGN FORTY

                                                                                                        Inception         Inception
                                                                                                       February 1        February 1
                                                                   Year Ended        Year Ended           through           through
                                                                 December 31,      December 31,      December 31,      December 31,
                                                                         1999              1999              1999              1999
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of foreign taxes of $171,245 for Wanger             $2,520,432        $1,669,203           $19,675           $22,542
   International Small Cap and $2,131 for
   Wanger Foreign Forty)
Interest                                                            1,350,409           105,490             1,592             4,401
-----------------------------------------------------------------------------------------------------------------------------------
Total investment income                                             3,870,841         1,774,693            21,267            26,943

EXPENSES:
Investment advisory                                                 3,172,578         2,231,975            35,044            19,994
Custodian                                                              48,168           295,019             2,431             8,683
Legal and audit                                                        57,923            47,565            15,250            15,115
Reports to shareholders                                                14,559            14,811             7,300             7,300
Amortization of organization costs                                     21,643            19,976                --                --
Transfer agent                                                         21,808            21,716            17,600            17,500
Trustees                                                               31,610            16,817               251               121
Insurance                                                               4,511             2,183                16                 8
Other                                                                  22,326            10,739               107                57
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                      3,395,126         2,660,801            77,999            68,778
Less custodian fees paid indirectly                                    (6,128)           (4,963)           (2,173)           (2,783)
Less reimbursement of expenses by advisor                                --                --             (26,027)          (37,004)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                        3,388,998         2,655,838            49,799            28,991
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                          481,843          (881,145)          (28,532)           (2,048)
Net realized and unrealized gain on investments:
   Net realized gain on sales of investments                       49,157,155        47,468,114           308,673           401,583
   Net change in unrealized appreciation                           26,975,880       124,783,648           769,519         1,646,008
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                    76,133,035       172,251,762         1,078,192         2,047,591
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $76,614,878      $171,370,617        $1,049,660        $2,045,543
===================================================================================================================================



See accompanying notes to financial statements.

                                       30

Wanger Advisors Trust      1999 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

                                               --------------------------  ---------------------------  ------------   -------------
                                                         WANGER                       WANGER                WANGER        WANGER
                                                     U.S. SMALL CAP                INTERNATIONAL            TWENTY     FOREIGN FORTY

                                                                                                           Inception      Inception
                                                                                                          February 1     February 1
                                                 Year Ended    Year Ended    Year Ended     Year Ended       through        through
                                               December 31,  December 31,  December 31,   December 31,  December 31,   December 31,
                                                       1999          1998          1999           1998          1999           1999
-----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income (loss)                    $481,843     $(783,423)    $(881,145)      $220,138      $(28,532)       $(2,048)
   Net realized gain (loss) on sales of
      investments                                49,157,155    31,406,965    47,468,114     (2,995,916)      308,673        401,583
   Net change in unrealized appreciation         26,975,880    (6,414,368)  124,783,648     21,548,547       769,519      1,646,008
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting
      from operations                            76,614,878    24,209,174   171,370,617     18,772,769     1,049,660      2,045,543

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                 --            --    (2,396,217)    (1,532,876)           --             --
   Net realized gain                            (31,015,042)  (15,422,770)           --             --            --             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders          (31,015,042)  (15,422,770)   (2,396,217)    (1,532,876)           --             --
FROM FUND SHARE TRANSACTIONS:
   Reinvestment of dividends and capital
      gain distributions                         30,987,684    15,407,847      2,391,782     1,530,069            --             --
   Proceeds from other shares sold               39,307,491    94,608,919     30,696,445    26,836,486     6,997,548      4,072,887
-----------------------------------------------------------------------------------------------------------------------------------
                                                 70,295,175   110,016,766     33,088,227    28,366,555     6,997,548      4,072,887
   Payments for shares redeemed                 (64,304,419)  (50,550,116)   (31,984,964)  (25,013,297)   (1,477,077)      (292,302)
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets from
   Fund share transactions                        5,990,756    59,466,650      1,103,263     3,353,258      5,520,471     3,780,585
-----------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets                     51,590,592    68,253,054    170,077,663    20,593,151      6,570,131     5,826,128
NET ASSETS:
   Beginning of period                          339,118,881   270,865,827    141,253,309   120,660,158             --            --
-----------------------------------------------------------------------------------------------------------------------------------
   End of period                               $390,709,473  $339,118,881   $311,330,972  $141,253,309     $6,570,131    $5,826,128
-----------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME                $481,843            --             --    $2,396,102             --        $3,778
===================================================================================================================================


See accompanying notes to financial statements.

                                       31

Wanger Advisors Trust      1999 Annual Report

WANGER U.S. SMALL CAP                               FINANCIAL HIGHLIGHTS

                                                                                                                     May 3, 1995
                                                     Year ended      Year ended        Year ended       Year ended       through
                                                   December 31,    December 31,      December 31,     December 31,  December 31,
                                                           1999            1998              1997             1996          1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $22.18          $21.46            $16.97           $11.60        $10.00

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (c)                         .03            (.05)             (.02)            (.06)         (.05)
   Net realized and unrealized gain on investments         4.79            1.93              4.90             5.46          1.65
-----------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                        4.82            1.88              4.88             5.40          1.60

LESS DISTRIBUTIONS
   Dividends from net investment income                      --              --                --               --            --
   Distributions from net realized gain                   (2.12)          (1.16)             (.39)            (.03)           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                       (2.12)          (1.16)             (.39)            (.03)           --
NET ASSET VALUE, END OF PERIOD                           $24.88          $22.18            $21.46           $16.97        $11.60
===================================================================================================================================
TOTAL RETURN (D)                                          25.06%           8.68%            29.41%           46.59%        16.00%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets (a) (b)            1.02%           1.02%             1.06%            1.21%         2.08%*
Ratio of net investment income (loss)
   to average net assets (b)                                .14%           (.25%)            (.10%)           (.41%)       (1.44%)*
Portfolio turnover rate                                      35%             34%               34%              46%           59%*
Net assets at end of period                         $390,709,473    $339,118,881      $270,865,827     $128,957,911    $21,903,536


--------------------------------------------------------------------------------
   *Annualized

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.04% for the year ended December 31, 1997, 1.19% for the year ended
     December 31, 1996 and 2.00% for the period ended December 31, 1995.

(b) The fund was reimbursed by the Advisor for certain expenses from May 3, 1995 through December 31, 1995. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets for the period ended December 31, 1995, would have been 2.35% and (1.71%), respectively.

(c) Net investment income (loss) per share for the years ended December 31, 1999, 1998, 1997 and 1996 was based upon the average shares outstanding during the period.

(d)  Total return is not annualized for periods less than one year.


See accompanying notes to financial statements.

                                       32

Wanger Advisors Trust      1999 Annual Report

WANGER INTERNATIONAL SMALL CAP                      FINANCIAL HIGHLIGHTS


                                                                                                                     May 3, 1995
                                                     Year ended      Year ended        Year ended       Year ended       through
                                                   December 31,    December 31,      December 31,     December 31,  December 31,
                                                           1999            1998              1997             1996          1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $19.62          $17.05            $17.71           $13.45        $10.00

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (c)                        (.13)            .03               .02             (.09)         (.03)
   Net realized and unrealized gain (loss)
      on investments                                      24.52            2.76              (.26)            4.38          3.48
-----------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                       24.39            2.79              (.24)            4.29          3.45

LESS DISTRIBUTIONS
   Dividends from net investment income                    (.34)           (.22)               --               --            --
   Distributions from net realized gain and unrealized
     gain reportable for federal income taxes                --              --              (.42)            (.03)           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (.34)           (.22)             (.42)            (.03)           --
NET ASSET VALUE, END OF PERIOD                           $43.67          $19.62            $17.05           $17.71        $13.45
===================================================================================================================================
TOTAL RETURN (D)                                         126.37%          16.33%           (1.46%)          32.01%        34.50%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets (a) (b)            1.49%           1.55%            1.60%            1.79%         2.32%*
Ratio of net investment income (loss) to average
   net assets (b)                                          (.49%)           .16%             .12%            (.56%)        (.81%)*
Portfolio turnover rate                                      75%             56%              60%              50%           14%*
Net assets at end of period                         $311,330,972    $141,253,309     $120,660,158      $84,855,082   $11,368,924


--------------------------------------------------------------------------------
   *Annualized

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.59% for the year ended December 31, 1997, 1.75% for the year ended
     December 31, 1996 and 2.00% for the period ended December 31, 1995.

(b) The fund was reimbursed by the Advisor for certain expenses from May 3, 1995 through December 31, 1995. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets for the period ended December 31, 1995, would have been 4.20% and (2.69%), respectively.

(c) Net investment income (loss) per share for the years ended December 31, 1999, 1998, 1997 and 1996 was based upon the average shares outstanding during the period.

(d)  Total return is not annualized for periods less than one year.


See accompanying notes to financial statements.

Wanger Advisors Trust      1999 Annual Report

WANGER TWENTY                                       FINANCIAL HIGHLIGHTS


                                                       February 1, 1999 through
                                                              December 31, 1999
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $10.00

INCOME FROM INVESTMENT OPERATIONS
   Net investment loss (c)                                                 (.08)
   Net realized and unrealized gain on investments                         3.51
-------------------------------------------------------------------------------
   Total from investment operations                                        3.43
-------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                           $13.43
===============================================================================
TOTAL RETURN (D)                                                         34.30%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets (a) (b)                         1.41%*
Ratio of net investment loss to average net assets (b)                  (.77%)*
Portfolio turnover rate                                                  113%*
Net assets at end of period                                        $6,570,131


--------------------------------------------------------------------------------
   *Annualized

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.35% for the period ended December 31, 1999.

(b) The fund was reimbursed by the Advisor for certain expenses from February 1, 1999 through December 31, 1999. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment loss to average net assets for the period ended December 31, 1999 would have been 2.12% and (1.48%), respectively.

(c) Net investment loss per share for the period ended December 31, 1999 was based upon the average shares outstanding during the period.

(d)  Total return is not annualized for periods less than one year.



See accompanying notes to financial statements.

Wanger Advisors Trust      1999 Annual Report

WANGER FOREIGN FORTY                                FINANCIAL HIGHLIGHTS


                              February 1, 1999 through
                                     December 31, 1999
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $10.00

INCOME FROM INVESTMENT OPERATIONS
   Net investment loss (c)                                                 (.01)
   Net realized and unrealized gain on investments                         8.40
-------------------------------------------------------------------------------
   Total from investment operations                                        8.39
-------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                           $18.39
===============================================================================
TOTAL RETURN (D)                                                         83.90%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets (a) (b)                          1.59%*
Ratio of net investment loss to average net assets (b)                   (.10%)*
Portfolio turnover rate                                                    91%*
Net assets at end of period                                         $5,826,128


--------------------------------------------------------------------------------
   *Annualized

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.45 % for the year ended December 31, 1999.

(b) The fund was reimbursed by the Advisor for certain expenses from February 1, 1999 through December 31, 1999. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment loss to average net assets for the period ended December 31, 1999 would have been 3.45% and (1.96%), respectively.

(c) Net investment loss per share for the period ended December 31, 1999 was based upon the average shares outstanding during the period.

(d)  Total return is not annualized for periods less than one year.


See accompanying notes to financial statements.

Wanger Advisors Trust      1999 Annual Report

NOTES TO FINANCIAL STATEMENTS


1. NATURE OF OPERATIONS
Wanger US Small Cap, Wanger International Small Cap, Wanger Twenty and Wanger Foreign Forty ("the Funds") are series of Wanger Advisors Trust ("the Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds are available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and may also be offered directly to certain types of pension plans and retirement arrangements.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the mean of the latest bid and ask quotation or, if there is no ask quotation, at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not readily available and any other assets are valued as determined in good faith by the Board of Trustees.

FOREIGN CURRENCY TRANSLATIONS
Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and on long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

FUND SHARE VALUATION
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

CUSTODIAN FEES
Custodian fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statements of Operations.

FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
The Funds have complied with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all of their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes.
   Wanger International Small Cap has elected to mark-to-market its investments in Passive Foreign Investment Companies ("PFICS") for income tax purposes. In accordance with this election, the Fund had no unrealized appreciation from investments in PFICs at December 31, 1999. Cumulative net unrealized appreciation recognized in prior years on PFICs sold in 1999 amounted to $83,762.
   Wanger Foreign Forty has also has elected to mark-to-market its investments in Passive Foreign Investment Companies ("PFICS") for income tax purposes. In accordance with this election, the Fund had $5,826 of unrealized appreciation from investments in PFICs at December 31, 1999.
   Dividends and distributions payable to each Fund's shareholders are recorded by the Fund on the ex-dividend date.
   Reclassifications have been made in 1999 for Wanger International Small Cap and Wanger Twenty in the accompanying analysis of net assets from undistributed net investment income to net realized gain on the sale of investments of $964,907 and $28,532, respectively. These reclassifications were made to reflect differences between financial reporting and income tax basis and had no impact on net asset value.

3. TRANSACTIONS WITH AFFILIATES
The Fund's investment advisor, Wanger Asset Management, L.P., ("WAM") furnishes continuing investment supervision to the Fund and is responsible for overall management of the Fund's business affairs. Each Fund pays WAM a monthly advisory fee based upon average daily net assets at the following rates:

WANGER U.S. SMALL CAP
Average Daily Net Assets
   For the first $100 million   1.00%
   Next $150 million             .95%
   In excess of $250 million     .90%

Wanger Advisors Trust      1999 Annual Report

NOTES TO FINANCIAL STATEMENTS


WANGER INTERNATIONAL SMALL CAP
Average Daily Net Assets
   For the first $100 million   1.30%
   Next $150 million            1.20%
   In excess of $250 million    1.10%

WANGER TWENTY
On average daily net assets      .95%

WANGER FOREIGN FORTY
On average daily net assets     1.00%

The investment advisory agreement also provides that WAM will reimburse the Funds to the extent that ordinary operating expenses (computed based on net custodian fees) exceed a percentage of average net assets. This amount is 1.50% for Wanger U.S. Small Cap, 1.90% for Wanger International Small Cap, 1.35% for Wanger Twenty and 1.45% for Wanger Foreign Forty. WAM was not required to reimburse Wanger U.S. Small Cap or Wanger International Small Cap under these agreements for the year ended December 31, 1999. Wanger Twenty and Wanger Foreign Forty were reimbursed $26,027 and $37,004, respectively, for the period ended December 31, 1999.
   Certain officers and trustees of the Trust are also principals of WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with WAM. The Funds paid the following trustees' fees and expenses to trustees not affiliated with WAM:

                                           1999
Wanger U.S. Small Cap                   $31,610
Wanger International Small Cap           16,817
Wanger Twenty                               251
Wanger Foreign Forty                        121

WAM advanced $100,000 in connection with the organization and initial registration of Wanger U.S. Small Cap and Wanger International Small Cap. These costs are being amortized and reimbursed to WAM over the period May, 1995 through April, 2000. WAM paid all organization costs associated with the organization of Wanger Twenty and Wanger Foreign Forty. These costs amounted to $ 20,816. WAM will not be reimbursed for these costs by the Funds.
   WAM Brokerage Services, L.L.C., a wholly-owned subsidiary of WAM, is the distributor of each Fund's shares and receives no compensation for its services

4. BORROWING ARRANGEMENTS
Wanger U.S. Small Cap and Wanger International Small Cap participate in a $250,000,000 credit facility which was entered into to facilitate portfolio liquidity. No amounts were borrowed under this facility during 1999.


5. FUND SHARES TRANSACTIONS
Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following numbers of shares:

WANGER U.S. SMALL CAP                            Year ended          Year ended
                                          December 31, 1999   December 31, 1998

Shares sold                                       1,827,456           4,370,518
Shares issued in reinvestment of
   dividend and capital gain
   distributions                                  1,675,771             686,318
-------------------------------------------------------------------------------
                                                  3,503,227           5,056,836
Less shares redeemed                              3,089,752           2,389,858
-------------------------------------------------------------------------------
Net increase in shares outstanding                  413,475           2,666,978

WANGER INTERNATIONAL SMALL CAP                   Year ended          Year ended
                                          December 31, 1999   December 31, 1998

Shares sold                                       1,101,093           1,389,310
Shares issued in reinvestment
   of dividend and capital gain
   distributions                                    119,889              76,657
-------------------------------------------------------------------------------
                                                  1,220,982           1,465,967
Less shares redeemed                              1,290,574           1,346,776
-------------------------------------------------------------------------------
Net decrease in shares outstanding                  (69,592)            119,191

WANGER TWENTY                                  Period ended
                                          December 31, 1999

Shares sold                                         612,940
Less shares redeemed                                123,635
--------------------------------------------------------------------------------
Net increase in shares outstanding                  489,305

WANGER FOREIGN FORTY                           Period ended
                                          December 31, 1999

Shares sold                                         342,192
Less shares redeemed                                 25,412
--------------------------------------------------------------------------------
Net increase in shares outstanding                  316,780

6. INVESTMENT TRANSACTIONS
The aggregate costs of purchases and proceeds from sales other than short-term obligations in 1999 were:

                 ---------------------------------------------------------------
                  WANGER U.S.          WANGER        WANGER              WANGER
                   SMALL CAP    INTERNATIONAL        TWENTY       FOREIGN FORTY
                                    SMALL CAP
PURCHASES       $106,139,136     $132,788,428    $8,919,902          $4,748,084
SALES            147,545,241      138,231,907     3,938,241           1,766,268

Wanger Advisors Trust      1999 Annual Report

REPORT OF INDEPENDENT AUDITORS




To the Board of Trustees and Shareholders of Wanger Advisors Trust

We have audited the accompanying statements of assets and liabilities, including the schedule of invest ments of Wanger U.S. Small Cap, Wanger International Small Cap, Wanger Twenty and the Wanger Foreign Forty portfolios, comprising the Wanger Advisors Trust, as of December 31, 1999, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of investments owned as of December 31, 1999, by cor respon dence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respec tive Funds of the Wanger Advisors Trust as of December 31, 1999, the results of their operations and changes in their net assets and financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP
Chicago, Illinois
February 4, 2000

                              WANGER U.S. SMALL CAP
                         WANGER INTERNATIONAL SMALL CAP
                                  WANGER TWENTY
                              WANGER FOREIGN FORTY

                        SUPPLEMENT DATED JANUARY 4, 2000
            TO PROSPECTUS DATED MAY 1, 1999 OF WANGER ADVISORS TRUST


     As of December 31, 1999, Mr. Roger Edgley is the Co-portfolio manager, with Marcel Houtzager, of Wanger Foreign Forty. He has also been named a Co-portfolio manager of Acorn Foreign Forty, effective December 31, 1999. Mr. Edgley joined Wanger Asset Management ("WAM") as an analyst in 1994, and was named Managing Director and Director of Research of WAM in 1998. Before joining WAM, Mr. Edgley was an analyst at Crosby Securities.

WANGER ADVISORS TRUST

TRUSTEES
Fred D. Hasselbring
Charles P. McQuaid
P. Michael Phelps
Ralph Wanger
Patricia H. Werhane

OFFICERS

Ralph Wanger
President

Charles P. McQuaid
Senior Vice President

Marcel P. Houtzager
Vice President

Robert A. Mohn
Vice President

Leah J. Zell
Vice President

John H. Park
Vice President

Mark H. Yost
Vice President

Peter Zaldivar
Vice President

Bruce H. Lauer
Vice President and
Treasurer

Kenneth A. Kalina
Assistant Treasurer

TRANSFER AGENT,
DIVIDEND DISBURSING AGENT
AND CUSTODIAN
State Street Bank
and Trust Company
Attention:
Wanger Advisors Trust
P.O. Box 8502
Boston, Massachusetts
02266-8502

DISTRIBUTOR
WAM Brokerage
Services, L.L.C.
227 West Monroe Street
Suite 3000
Chicago, Illinois 60606
1-800-5-WANGER
(1-800-592-6437)

INVESTMENT ADVISOR
Wanger Asset
Management, L.P.
227 West Monroe Street
Suite 3000
Chicago, Illinois 60606
1-800-5-WANGER
(1-800-592-6437)

LEGAL COUNSEL
Bell, Boyd & Lloyd, LLC
Chicago, Illinois

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, Illinois


This report, including the audited schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

WANGER ADVISORS TRUST

WANGER ADVISORS TRUST
WAM BROKERAGE SERVICES, L.L.C.
227 WEST MONROE STREET
SUITE 3000
CHICAGO, IL 60606

                                                                   PRSRT STD
                                                               U.S. Postage Paid
                                                               Andrew Associates

OL2568A

                                                                            2/00